Ex99

KEEFE, BRUYETTE & WOODS 2006 Insurance Conference September 7, 2006

RELATED TO FORWARD-LOOKING STATEMENTS Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, Cash earnings, Cash earnings per diluted share, acquisitions or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements. These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance. Actual results may differ materially from those contemplated by forward-looking statements. The Company refers you to its filings with the SEC, including its most recent registration statement on Form S-3 and Annual Report on Form 10-K for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements. Forward-looking statements made during this presentation speak only as of today's date. The Company expressly disclaims any obligation to update or revise any forward-looking statements. 2

RELATED TO NON-GAAP FINANCIAL INFORMATION The historical and forward-looking financial information in this presentation includes performance measures called Cash earnings and Cash earnings per diluted share (“Cash EPS”), both of which are based on methodologies other than Generally Accepted Accounting Principles (“GAAP”). Cash earnings is defined as GAAP net income excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. Cash EPS is calculated by dividing Cash earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. National Financial Partners Corp. (“NFP” or the “Company”) uses these measures in analyzing its performance; it believes these measures are of interest to the investment community because they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that is not otherwise apparent under GAAP. Cash earnings and Cash EPS should not be viewed as substitutes for GAAP net income and GAAP net income per share, respectively. Reconciliations of Cash earnings to GAAP net income and Cash EPS to GAAP net income per share, the most directly comparable GAAP measures, are included on the following page within this presentation as well as in NFP’s Quarterly Financial Supplements available on the Company’s Web site at www.nfp.com. 3

RECONCILIATION NET INCOME TO CASH EARNINGS (Dollars in thousands, except per share data) 1H 2006 1H 2005 2005 2004 2003 2002 2001GAAP Net income (loss) $ 23,184 $ 18,218 $56,182 $40,142 $23,501 $11,593 $(5,742) Amortization of intangibles 13,525 11,074 23,709 19,550 16,461 13,321 15,476 Depreciation 4,335 3,547 7,815 6,658 4,748 3,106 2,836 Impairment of goodwill and intangible assets 5,426 3,657 8,057 4,791 9,932 1,822 4,394 Cash earnings $46,470 $36,496 $95,763 $71,141 $54,642 $29,842 $16,964 GAAP net income (loss) per diluted share $ 0.58 $ 0.48 $ 1.48 $ 1.10 $ 0.74 $ 0.40 $ (0.24) Amortization of intangibles 0.34 0.29 0.62 0.53 0.52 0.47 0.64 Depreciation 0.11 0.09 0.21 0.18 0.15 0.11 0.12 Impairment of goodwill and intangible assets 0.14 0.10 0.21 0.13 0.31 0.06 0.18 Cash EPS $ 1.16 $ 0.96 $ 2.52 $ 1.94 $ 1.72 $ 1.04 $ 0.70 Note: The sum of the per-share components of Cash EPS may not agree with Cash EPS due to rounding.

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AGENDA & OVERVIEW History and Background Acquisition Strategy “Same Store” Revenue Growth Financial Results 5

HISTORY BUILT ON INDEPENDENCE PartnersFinancial, an insurance marketing organization, formed to provide scale and resources to independent life insurance producers Over 50 transactions completed, including the acquisition of Partners NFP completes Initial Public Offering NFP acquires Highland (its largest transaction) and Sontag Advisory (its largest advisor acquisition) Apollo commits $125 million private equity investment and consolidation strategy is implemented NFP completes 100th acquisition NFP completes Secondary Offering and 150th acquisition NFP completes Secondary Offering 1987 1998 1999 2001 2003 2004 2005 2006 6

BACKGROUND PREMIER DISTRIBUTION COMPANY Independent distribution with an open architecture structure A focus on providing best-of-class financial services product to clients A national network of over 165 owned firms A proven acquisition model for successful independent financial services distributors A platform for growth built on product breadth and expertise NFP owned firm NFP affiliated firm 7

ACQUISITION STRATEGY A CORE COMPETENCY Estimated 4,000 potential acquisition targets Database of 800 firms with estimated financials A dedicated team – 7 M&A professionals, in-house legal support Strict acquisition criteria, including a sustainable earnings record and in-depth due diligence A focus on potential niche opportunities Probability of a potential target becoming a completed transaction often increases over time Deals not meeting NFP criteria are eliminated during initial due diligence 8

ACQUISITION STRATEGY OVERVIEW Due Diligence Exhaustive due diligence process that targets high quality distributors Perpetuity Management agreement represents a potential future asset and a tool for succession. It also includes strict non-compete and non-solicit requirements Alignment Principals are shareholders Incentive Ongoing incentive bonuses reward 3 year growth over 10% 9

ACQUISITION STRATEGY STRONG TRACK RECORD Base Earnings Acquired ($ in millions) In six of seven years of operating history, met or exceeded acquisition budget of $13-$15 million in base earnings Capital flexibility allows NFP to be opportunistic Large universe of potential future acquisitions Notes: Reflects gross base earnings acquired for each period and does not reflect restructures and/or dispositions. 1999 $0.0 $21.3 2000 $10.0 $16.4 2001 $15.0 $17.6 2002 $20.0 $11.6 2003 $25.0 $14.2 2004 30.0 $17.3 2005 $5.0 $26.3 YTD 2006 $21.0 10

ACQUISITION STRATEGY TRANSACTION FEATURES Entrepreneur “sells” 50% of free cash flow (“Base”) NFP pays approximately 5.0-6.0x Base NFP retains cumulative preferred position in earnings and full upside participation Ongoing management contract creates value for entrepreneur and facilitates succession 11

ACQUISITION STRATEGY VALUATION Acquisition multiples are earnings, not revenue, driven and are margin neutral Wholesale firms offer greater earnings stability Wholesale Firm Retail Firm Total revenue $ 6,000,000 Operating expenses $ (4,500,000) Target Earnings $ 1,500,000 Margin 25% Percent of earnings capitalized  50% Base Earnings $ 750,000 Initial acquisition multiple 5.0x Initial purchase price for 50% of economics $ 3,750,000 Total revenue $ 3,000,000 Operating expenses $ (1,500,000) Target Earnings $ 1,500,000 Margin 50% Percent of earnings capitalized 50% Base Earnings $ 750,000 Initial acquisition multiple 5.0x Initial purchase price for 50% of economics $ 3,750,000 12

ACQUISITION STRATEGY MODEL Principals Earn Management Fees NFP Acquires 100% of Operating Co. Principals Are Independent Contractors Management Contract Provides for: Operating Company Principals’ ability to manage day-to-day operations of NFP’s subsidiary Share financially in growth of business Access to best practices and resources of the NFP system Non-Compete / Non-Solicit Covenants A Transferable Asset A Subsidiary of NFP Large Company Resources Combined with an Entrepreneurial Spirit 13

NFP MODEL TYPICAL INITIAL EARNOUT Principals are paid a multiple of base earnings in accordance with the 3-year average growth rate of target earnings 0.00x 1.00x 2.00x 3.00x 4.00x 5.0x Multiple of Base Earnings 0%-10% 10%-15% 0.50x 15%-20% 1.25x 20%-25% 2.50x 25%-30% 3.00x 30%-35% 3.75x >35% 5.00x 3-Year Avg. Growth Rate Over Initial Target 14

NFP MODEL INCENTIVES: ONGOING PLAN The ongoing incentive plan pays an increasing proportion of NFP’s share of earnings based on growth above an incentive target % of NFP’s Share of Growth Paid to Principal 3-Year Avg. Growth Rate of Incentive Target Bonus Additional Cash for Stock Election 0%-10% 10%-15% 15%-20% 20%-25% 25%-30% 30%-35% >35% 5% 20% 25% 30% 35% 40% 0% 10% 20% 30% 40% 50% 6% 23% 29% 35% 40%46% Note: For incentive periods beginning on or after 1/1/05, between 30%-50% of the bonus is awarded in stock. For every dollar of stock awarded, the Principal receives $0.50, which is the additional cash for stock election. The above graph assumes that the minimum stock amount (30%) is elected.

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NFP BUSINESS MIX CURRENT DIVERSIFICATION Life Insurance & Wealth Transfer:Fixed & Variable Life Fixed & Variable Annuities Disability & LTC Life Settlement Corporate & Executive Benefits: Group Medical Group Life, Disability, Dental, LTC Retirement Services Voluntary Benefits Executive Benefits Property & Casualty Fee-Based Planning & Investment Advisory: Fee-Only Planning Services Asset Management Programs Diversified Investments Pie chart represents percentage of 1H 06 business of acquired firms and excludes NFP’s Austin-based distribution utilities. 66% 25% 9% 16

THE FUTURE OF NFP DIVERSIFICATION: PROGRESS Fourteen of eighteen acquisitions in 2006 to date have been in the corporate and executive benefits sector Largest acquisition to date (Highland) is a national wholesaler Principals continually pursue cross selling and marketing opportunities Acquisition pipeline is healthy 17

STRONG FINANCIAL RESULTS SAME STORE REVENUE GROWTH Same store revenue growth highlights the organic growth of firms that are owned for at least one year

Recent growth has benefited from strong premium financed life insurance sales 2002 2003 2004 2005 1H 05 1H 06 4.8% 13.5% 16.2% 22.4% 9.3% 19.5% 0% 5% 10% 15% 20% 25% 18

NFP VALUE PROPOSITION BROAD DISTRIBUTION REACH CHANNELS Acquired Firms PartnersFinancial Membership High Cap Producer Group Brokerage / Platforms Retail Benefits Partners Alliances RESOURCES Life Insurance Life Brokerage Advisory & Investment Services Executive & Corporate Benefits Broker-Dealer 19

NFP MODEL OPEN ARCHITECTURE ACCESS: SCALE 20

REVIEW FINANCIAL RESULTS Mark Biderman, Chief Financial Officer 21

STRONG FINANCIAL RESULTS REVENUE GROWTH A combination of strong organic growth from NFP’s existing firms and the continued acquisition of high-performing firms CAGR = 44% Growth = 37% 1999 2000 2001 2002 2003 2004 2005 1H 05 1H 06 ($ in Millions) $1,000 $800 $600 $400 $200 $0 $100.1 100% $199.0 34% 66% $268.2 17% 83% $348.2 16% 84% $464.4 13% 87% $639.5 14% 86% $891.4 14% 86% $365.4 14% 86% $500.6 12% 88% Revenue from newly acquired firms Revenue from existing firms 22

STRONG FINANCIAL RESULTS COMMISSIONS & FEES EXPENSE % Commissions & Fees Expense as a Percentage of Revenue 2001 2002 2003 2004 2005 1H 2005 1H 2006 (As % of Revenue) 0% 10% 20% 30% 40% 25.2% 26.4% 24.0% 25.6% 27.8% 27.6% 33.1% 23

STRONG FINANCIAL RESULTS OPERATING EXPENSE % 2001 2002 2003 2004 2005 1H 2005 1H 2006 (As % of Revenue) 0% 10% 20% 30% 40% Operating Expense as a Percentage of Revenue 33.3% 33.1% 32.4% 29.7% 29.2% 32.7% 30.0% 24

STRONG FINANCIAL RESULTS MANAGEMENT FEE PERCENTAGE Strong organic growth has increased management fees due to higher incentive plan payouts. In 2005, the change in calculation amounting to 1.6% related to the transition to a single methodology for both calculating and paying management fees. 2001 2002 2003 2004 2005 1H 2005 1H 2006 0% 20% 40% 60% Management Fee Incentive Accrual Change in Calc. 44.8% 44.8% 45.9% 46.5% 45.4% 46.6% 47.6% 3.2% 50.8% 49.2% 3.6% 54.4% 1.6% 43.6% 2.8% 46.4% 52.1% 4.8% 47.3% 25

STRONG FINANCIAL RESULTS MANAGEMENT FEE PERCENTAGE Example: Base earnings $1,000,000 and Target earnings $2,000,000 Scenario 1: 35% annual growth over 6 years Scenario 2: 20% annual growth over 6 years Aggregate Years 1-3 Aggregate Years 4-6 $ Change % Change Income before mgmt fees Management fees Mgmt fees as % of inc. bef. Mgmt fees Contribution to NFP’s Gross Margin 11,265,750 27,717,970 16,452,220 146.0% 5,632,875 17,642,995 12,010,120 213.2% 50% 64% 5,632,875 10,074,974 4,442,099 78.9%

Aggregate Years 1-3 Aggregate Years 4-6 $ Change % Change Income before mgmt fees Management fees Mgmt fees as % of inc. bef. Mgmt fees Contribution to NFP’s Gross Margin 8,736,000 15,095,808 6,359,808 72.8% 4,368,000 8,644,971 4,276,871 97.9% 50% 57% 4,368,000 6,450,837 2,082,837 47.7% 26

STRONG FINANCIAL RESULTS GROSS MARGIN PERCENTAGE Gross Margin After Management Fees as a Percentage of Revenue 2001 2002 2003 2004 2005 1H 2005 1H 2006 0% 10% 20% 30% 22.9% 21.7% 23.3% 22.0% 19.6% 21.3% 17.7% 27

STRONG FINANCIAL RESULTS REVENUE & GROSS MARGIN GROWTH Revenue & Gross Margin After Management Fees 2001 2002 2003 2004 2005 1H 2005 1H 2006 $0 $200 $400 $600 $800 $1,000 ($ in Millions) Rev. CAGR = 35% GM CAGR = 30% Rev. Growth = 37% GM Growth = 14% $61.5 $75.4 $108.1 $140.4 $175.1 $77.7 $88.5 $268.2 $348.2 $464.4 $639.5 $891.4 $365.4 $500.6 Gross Margin Revenue 28

STRONG FINANCIAL RESULTS CASH EARNINGS GROWTH Solid organic growth and continued acquisitions drive earnings growth 2001 2002 2003 2004 2005 1H 2005 1H 2006 $0 $20 $40 $60 $80 $100 (In Millions) CAGR = 54% Growth = 27% $17.0 $29.8 $54.6 $71.1 $95.8 $36.5 $46.5 29

FINANCIALS NEW CREDIT AGREEMENT Credit Agreement $212.5 million limit, a 21% increase from price level A 25-50 basis point reduction in cost depending on leverage ratio $240,000 write-off for unamortized cost of previous facility in 3Q Enhanced capital flexibility 30

THE FUTURE OF NFP FOUNDATION FOR FUTURE Strong, focused, execution-oriented management team Scale, Scale, Scale Growth markets / growth incentives / growth platform Shareholder protection Diversification Priority position in firm earnings Proven history / positive outlook 20% LONG TERM EPS GROWTH OBJECTIVE 31